ADVANCED SERIES TRUST

AST Multi-Sector Fixed Income Portfolio

Supplement dated June 12, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Multi-Sector Fixed Income Portfolio (the Portfolio), the Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective June 15, 2018, Filippo Arcieri, Alyssa Davis and Lee Friedman, CFA will replace Rajat Shah, CFA as Portfolio Managers for the Portfolio. Edward H. Blaha, CFA and Steven A. Kellner, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI, and the Portfolio’s Summary Prospectus are hereby revised as follows:

I.	All references and information pertaining to Rajat Shah, CFA is hereby deleted.

II.	The table in the section of the Prospectus relating to the Portfolio entitled “Summary: AST Multi-Sector Fixed Income Portfolio - Management of the Portfolio” and the section of the Summary Prospectus entitled “Management of the Portfolio” are hereby revised by deleting the information regarding Rajat Shah and adding the following information with respect to Filippo Arcieri, Alyssa Davis and Lee Friedman:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Filippo Arcieri	Principal and Senior Portfolio Manager	June 2018
AST Investment Services, Inc.		Alyssa Davis	Vice President and Portfolio Manager	June 2018
		Lee Friedman, CFA	Principal and Portfolio Manager	June 2018

III.	The following hereby replaces the second paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Edward Blaha, Steven Kellner, Filippo Arcieri, Alyssa Davis and Lee Friedman are primarily responsible for the day-to-day management of the Portfolio.

IV.	The following is hereby added to the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers”:

Filippo Arcieri is a Principal and senior portfolio manager for PGIM Fixed Income's Investment Grade Corporate Team. Previously, he was a senior portfolio manager at the Hartford where he co-headed the company's Fixed Income's Investment Grade Corporate Team. Prior to that, Mr. Arcieri was a Vice President and portfolio manager at AIG Investments where he managed both part of AIG's General Account and total return portfolios for external clients. Mr. Arcieri holds a B.A. in Economics from the University of Rome in Italy and a M.B.A. from the Fuqua School of Business at Duke University. Mr. Arcieri joined the Firm in March 2014.

Alyssa Davis is a Vice President and portfolio manager for PGIM Fixed Income's Investment Grade Corporate Team. Prior to her current role, Ms. Davis was a credit analyst in PGIM Fixed Income's Credit Research Group. As an analyst, Ms. Davis helped cover the retail, supermarket, consumer products, gaming, food and beverage, tobacco, leisure, and lodging sectors for investment grade and non-investment grade bond portfolios. Previously, she was an investment analyst for PGIM Fixed Income’s Investment Strategy Team, and an investment operations specialist for two different investment management product teams. Ms. Davis joined the Firm in 1997. She received a BS in Finance from Bryant College.

Lee Friedman, CFA, is a Principal and a Portfolio Manager for PGIM Fixed Income’s Investment Grade Corporate Bond Team focusing on taxable municipal bonds. Prior to assuming this position, Mr. Friedman assisted in managing tax-exempt and taxable municipal assets for retail funds, institutional clients, and affiliated accounts on the Municipal Bond Team. Prior to that, he was an Associate for PGIM Fixed Income’s Credit Research Group where he covered higher education, not-for-profits (501c3), state and local government obligations, and transportation bonds, and also supported the senior municipal credit analysts. Previously, Mr. Friedman held positions in both the Firm’s Asset Liability and Risk Management Group and PGIM Fixed Income, where he supported the attribution and forecasting processes. Prior to joining the Firm in 2003, Mr. Friedman was an auditor at The Vanguard Group. He received a BS in Finance with High Distinction from Pennsylvania State University. Mr. Friedman holds the Chartered Financial Analyst (CFA) designation.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Rajat Shah and adding the following information with respect to the Portfolio:

Adviser/ Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
PGIM Fixed Income	Filippo Arcieri	1/$23.0 million	13/$3.9 billion	83/$47.8 billion	None
	Alyssa Davis	1/$23.0 million	13/$3.9 billion	83/$47.8 billion	None
	Lee Friedman, CFA	12/$2.1 billion	23/$4.2 billion	176/$53.4 billion 1/$13.3 million	None

* Information is as of March 31, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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